Income Taxes - Reconciliation of Actual Income Tax Expense to the Expected Tax Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Income Tax Disclosure [Abstract]
Computed “expected” tax expense	$ 13,761	$ 12,793	$ 11,250
State income taxes, net of Federal income tax benefit	1,364	1,243	1,029
Tax exempt interest, net of interest expense exclusion	(401)	(266)	(244)
Federal income tax rate in excess of statutory rate related to taxable income over $10 million	370	312	290
Earnings on cash surrender value of life insurance	(283)	(298)	(128)
Expenses not deductible for tax purposes	40	35	37
Stock based compensation expense	35	13	14
Other	(45)	(70)	62
Total	$ 14,841	$ 13,762	$ 12,310